REVENUE	12 Months Ended
Dec. 31, 2014
REVENUE [Abstract]
REVENUE
4.	REVENUE

In 2014, 2013 and 2012, the Company chartered all of its operating vessels into a spot market arrangement with Orion. The Orion Tankers Pool was established in November 2011, and was equally owned by the Company and Frontline until the Company acquired the remaining shares in January 2013.
The table below provides the breakdown of revenues recorded as per the net method and the gross method.

Voyage Revenues All figures in USD ‘000	2014	2013	2012
Net pool spot market earnings, cooperative arrangements	-	-	77,287
Gross pool spot market earnings, Orion Tankers pool	-	-	36,339
Gross spot market earnings, through spot charters	351,049	243,657	17,056
Total Voyage Revenues	351,049	243,657	130,682

The Orion Tankers Pool accounted for 98% and Gemini Tankers LLC accounted for 2% of the Company’s revenues for the year ended December 31, 2012. For the year ended December 31, 2014 two customers accounted for 40% of the total revenues, and for the year ended December 31, 2013 two customers accounted for 42% of the total revenues.

Accounts receivable, net, as of December 31, 2014 and 2013 were $16.4 million and $18.8 million, respectively. Three charterers accounted for 62% of outstanding amount as of December 31, 2014 and, four charterers accounted for 52 % the outstanding amount as of December 31, 2013.